UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2008

CONMED HEALTHCARE MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27554	42-1297992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Parkway Dr. Suite 400 Hanover, MD (Address of principal executive offices)	21076 (Zip Code)

Registrant’s telephone number, including area code: (410) 567-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2008, Conmed Healthcare Management, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2008. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 2.02 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with, the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (GAAP), also contains the Company’s “EBITDA” results, which are non-GAAP earnings results that exclude certain items.  Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and adjusted EBITDA are key indicators used by management to evaluate operating performance. While EBITDA and adjusted EBITDA are not intended to replace any presentation included in the consolidated financial statements under GAAP and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, the Company believes this measure is useful to investors in assessing its capital expenditures and working capital requirements. This calculation may differ in method of calculation from similarly titled measures used by other companies. Adjusted EBITDA, as used in the press release, represents income from continuing operations before interest, taxes, depreciation and amortization adjusted for stock-based compensation, gains or losses on the sale of assets, impairment charges and other unusual or non-recurring transactional events. A reconciliation of EBITDA and adjusted EBITDA to GAAP financial measures for the three and nine months ended September 30, 2008 is included in the press release. The adjusted financial measures, as well as other information in the press release, should be read in conjunction with the Company’s financial statements filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 13, 2008

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements that are not historical facts, including statements which may be identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “projects”, “potentially” or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control) including, without limitation, the Company's ability to increase revenue and to continue to obtain contract renewals and extensions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2007. Investors and security holders are urged to read this document free of charge on the SEC's web site at www.sec.gov. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

By:	/s/ Thomas W. Fry
Name: Thomas W. Fry
Title: Chief Financial Officer

Date: November 13, 2008